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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 27, 1996


                 Prudential Securities Secured Financing Corporation
            -------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


          Delaware                      33-91148               13-3526694
-----------------------------       -----------------      -----------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
  of Incorporation)                     File Number)        Identification No.)

     One New York Plaza
     New York, New York                                          10292
     (Address of Principal                                 ------------------
     Executive Offices)                                        (Zip Code)


Registrant's telephone number, including area code (212) 214-7435
                                                   ---------------
                                      No Change
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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     Item 5.  OTHER EVENTS

          In connection with the offering of ABFS Mortgage Loan Trust 1996-2, Mortgage Pass-Through Certificates, Series 1996-2, described in a Prospectus Supplement dated as of September 12, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.


     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).
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                                      SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                    PRUDENTIAL SECURITIES SECURED FINANCING
                    CORPORATION
                    ---------------------------------------
                         as Depositor and on behalf of ABFS
                         Mortgage Loan Trust 1996-2
                    Registrant


                         By:  /s/ Norman Chaleff
                            ----------------------------
                             Name:  Norman Chaleff
                             Title:  Vice President



Dated:  September 27, 1996
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                                    EXHIBIT INDEX


Exhibit No.         Description                   Page No.
-----------         ------------                  --------
99.1                Related Computational             6
                    Materials (as defined
                    in Item 5 above).